MERRILL LYNCH
MUNICIPAL
STRATEGY
FUND, INC.



FUND LOGO



Semi-Annual Report

April 30, 1999


This report, including the financial information herein, is transmitted to the shareholders of Merrill Lynch Municipal Strategy Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.




Merrill Lynch Municipal
Strategy Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

Printed on post-consumer recycled paper




MERRILL LYNCH MUNICIPAL STRATEGY FUND, INC.


The Benefits and
Risks of
Leveraging

Merrill Lynch Municipal Strategy Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock share-holders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, interest rates on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Invest-ments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, therefore, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.



Merrill Lynch Municipal Strategy Fund, Inc., April 30, 1999



DEAR SHAREHOLDER

For the six months ended April 30, 1999, the Common Stock of Merrill Lynch Municipal Strategy Fund, Inc. earned $0.308 per share income dividends. This represents a net annualized yield of 5.85%, based on a month-end per share net asset value of $10.56. Over the same period, the total investment return on the Fund's Common Stock was +1.71%, based on a change in per share net asset value from $10.96 to $10.56, and assuming reinvestment of $0.490 per share ordinary income dividends and $0.096 per share capital gains distributions.

For the three months ended April 30, 1999, the Fund's total investment return was +0.09%, based on a change in per share net asset value from $10.69 to $10.56, and assuming reinvestment of $0.140 per share income dividends.

For the three months ended April 30, 1999, the Fund's Auction Market Preferred Stock had an average yield of 3.08%.


The Municipal Market Environment
During the three months ended April 30, 1999, long-term bond yields generally moved higher. Most of this increase in yields occurred in February and early March. However, during February, a number of data releases suggested that US economic growth would likely remain strong throughout most of 1999. Consequently, long-term US Treasury bond yields rose more than 60 basis points (0.60%) to 5.70% by early March. During the remainder of the three-month period, US Treasury bond yields traded between 5.50% and 5.70% as the lack of inflationary pressures offset much of the concerns generated by continued strong economic growth. Long-term uninsured municipal bond yields rose over 15 basis points to 5.34% by early March, then declined slightly to close the April quarter at 5.29%, as measured by the Bond Buyer Revenue Bond Index.

In recent months, the tax-exempt market was better able to withstand much of the upward pressure on bond yields because of its stronger technical position. While the continued positive inflationary environment limited some of the recent increases in taxable bond yields, a deteriorating supply/demand position helped push taxable bond yields significantly higher than municipal bond yields. Much of the US Treasury bond market's underperformance in recent months can be attributed to the large amounts of taxable corporate issuance. Large taxable corporate underwritings reduced the demand for US Government securities in recent months, pushing US Treasury bond yields higher.

On the other hand, the tax-exempt bond market enjoyed only limited new-issue supply. During the six months ended April 30, 1999, more than $123 billion in new long-term tax-exempt securities was underwritten, a decline of 10% compared to the same period a year ago. Municipalities issued less than $60 billion in long-term tax-exempt securities during the three months ended April 30, 1999, a decline of 25% compared to the April 30, 1998 quarter. More recently, the rate of new tax-exempt issuance has declined even further. During April 1999, just over $15 billion in long-term tax-exempt securities was marketed, a decline of over 33% compared to April 1998 levels. As municipal bond yields fell and stabilized in recent quarters, the ability of municipalities to refinance existing higher-couponed debt declined. This led to a significant decrease in refunding issuance and an overall drop in new municipal bond supply. When coupled with ongoing, moderate retail and institutional demand, the tax-exempt bond market was able to avoid much of the yield volatility exhibited by US Treasury securities.

Looking ahead, the expected combination of moderate economic growth in the United States and continued negligible inflation suggests a relatively stable interest rate environment. However, in recent years, bond yields reached their annual peaks in early May and declined for the remainder of the year. A meaningful decline in fixed-income bond yields would require either evidence of a significant slowdown in the US economy or the resumption of concerns regarding renewed shocks to the world's economic system. Currently, neither condition exists or seems likely in the immediate future. In our opinion, this suggests a continuation of the narrow trading ranges seen in recent months.


Portfolio Strategy
During the last several months, we adopted a more neutral investment strategy, since indicators pointed to a continuation of healthy domestic economic growth and benign inflation. In addition, we believed that long-term tax-exempt bond yields would continue to trade in a relatively narrow range, centered around present levels. Consequently, we focused on income-producing securities rather than those issues with the potential for capital gains. Should the tax-exempt bond market perform as expected, coupon income will become a more important component of the Fund's performance. Merrill Lynch Municipal Strategy Fund, Inc. remained fully invested for most of the past several months. We expect to maintain this position going forward in order to seek to enhance shareholder income.

Short-term tax-exempt yields exhibited considerable volatility in recent months. Interest rates paid to the Fund's Preferred Stock shareholders traded below 3% in December 1998, reflecting heightened investor demand at year-end. Current short-term interest rate levels reflect tax season-related pressures, which we expect to abate soon. During the six-month period ended April 30, 1999, leveraging generated a significant incremental yield to the Fund's Common Stock shareholders. Because we believe that the Federal Reserve Board's monetary policy is likely to remain in a narrow range for the remainder of the year, we expect short-term tax-exempt interest rates to remain at, or slightly below, current levels. However, should the spread between short-term and long-term interest rates narrow, the benefits of the leverage will decline and, as a result, reduce the yield to the Fund's Common Stock. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)


In Conclusion
We appreciate your ongoing interest in Merrill Lynch Municipal
Strategy Fund, Inc., and we look forward to serving your investment needs in the months and years ahead.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Robert A. DiMella)
Robert A. DiMella
Vice President and
Portfolio Manager



(John M. Loffredo)
John M. Loffredo
Vice President and
Portfolio Manager



June 7, 1999



After more than 20 years of service, Arthur Zeikel recently retired as Chairman of Merrill Lynch Asset Management, L.P. (MLAM). Mr. Zeikel served as President of MLAM from 1977 to 1997 and as Chairman since December 1997. Mr. Zeikel is one of the country's most respected leaders in asset management and presided over the growth of Merrill Lynch's asset management business. During his tenure, client assets under management grew from $300 million to over $500 billion. Mr. Zeikel will remain on Merrill Lynch Municipal Strategy Fund, Inc.'s Board of Directors. We are pleased to announce that Terry K. Glenn has been elected President and Director of the Fund. Mr. Glenn has held the position of Executive Vice President of MLAM since 1983.

Mr. Zeikel's colleagues at MLAM join the Fund's Board of Directors in wishing him well in his retirement from Merrill Lynch and are pleased that he will continue as a member of the Fund's Board of Directors.



Merrill Lynch Municipal Strategy Fund, Inc., April 30, 1999



Portfolio
Abbreviations

To simplify the listings of Merrill Lynch Municipal Strategy Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT     Alternative Minimum Tax (subject to)
GO      General Obligation Bonds
HFA     Housing Finance Agency
IDA     Industrial Development Authority
IDR     Industrial Development Revenue Bonds
INFLOS  Inverse Floating Rate Municipal Bonds
PCR     Pollution Control Revenue Bonds
RIB     Residual Interest Bonds
RITR    Residual Interest Trust Receipts
S/F     Single-Family
VRDN    Variable Rate Demand Notes


SCHEDULE OF INVESTMENTS                                                                                        (in Thousands)
               S&P      Moody's   Face                                                                                Value
STATE          Ratings  Ratings  Amount  Issue                                                                      (Note 1a)
Alabama--5.5%  AAA      NR*     $ 3,500  Jefferson County, Alabama, Sewer Revenue Bonds, RIB, Series 124,
                                         6.39% due 2/01/2036 (b)(e)                                                 $  3,632
               AAA      Aaa       6,370  Montgomery, Alabama, BMC Special Care Facilities Financing Authority,
                                         Revenue Refunding Bonds (Baptist Medical Center), Series A, 5.25%
                                         due 5/01/2020 (c)                                                             6,362

Arizona--4.6%  B        B2        2,000  Apache County, Arizona, IDA, PCR, Refunding (Tucson Electric Power
                                         Company Project), Series A, 5.85% due 3/01/2028                               1,981
               BB+      Ba1       1,500  Maricopa County, Arizona, Pollution Control Corporation, PCR,
                                         Refunding (Public Service Company), Series A, 5.75% due 11/01/2022            1,501
               NR*      B1        1,600  Phoenix, Arizona, IDA, Airport Facility Revenue Refunding Bonds (America
                                         West Airlines Inc.), AMT, 6.30% due 4/01/2023                                 1,668
               B        B2        2,000  Pima County, Arizona, IDA, Industrial Revenue Refunding Bonds (Tucson
                                         Electric Power Company Project), Series B, 6% due 9/01/2029                   2,005
               NR*      NR*       1,000  Show Low, Arizona, Improvement District No. 5, Special Assessment
                                         Bonds, 6.375% due 1/01/2015                                                   1,056

California     AAA      NR*       5,250  California Health Facilities Finance Authority, Revenue Refunding
--8.5%                                   Bonds, RIB, Series 90, 6.535% due 8/15/2028 (a)(e)                            5,535
               AA-      Aa3       2,725  California State, GO, Refunding (Veterans Bonds), AMT, Series BH,
                                         5.60% due 12/01/2032                                                          2,794
                                         San Francisco, California, City and County Airport Commission,
                                         International Airport Revenue Bonds, Second Series, Series 18B (b):
               AAA      Aaa       3,690    5% due 5/01/2018                                                            3,693
               AAA      Aaa       3,395    5% due 5/01/2019                                                            3,386

Colorado--6.6% NR*      NR*       1,500  Denver, Colorado, Urban Renewal Authority, Tax Increment Revenue Bonds
                                         (Pavilions), AMT, 7.75% due 9/01/2016                                         1,719
               AAA      Aaa       8,840  El Paso County, Colorado, School District No. 49, GO (Falcon), 6.50%
                                         due 12/01/2015 (a)                                                           10,201

Connecticut    B+       Ba3       5,000  Connecticut State Development Authority, PCR, Refunding (Connecticut
--7.6%                                   Light & Power Company), Series A, 5.85% due 9/01/2028                         5,039
               AA-      NR*       2,000  Connecticut State Development Authority, Water Facility Revenue Bonds
                                         (Bridgeport Hydraulic Co. Project), AMT, 6.15% due 4/01/2035                  2,172
                                         Mashantucket Western Pequot Tribe, Connecticut, Special Revenue Refunding
                                         Bonds:
               NR*      Baa3      4,000    Sub-Series A, 5.50% due 9/01/2028                                           3,982
               NR*      Baa3      2,500    Sub-Series B, 5.75% due 9/01/2027                                           2,566

Florida--5.9%  A-       Baa1      4,500  Highlands County, Florida, Health Facilities Authority Revenue Bonds
                                         (Adventist Hospital Health System), 5.25% due 11/15/2020                      4,387
               BBB-     NR*       3,000  Lee County, Florida, IDA, Health Care Facilities, Revenue Refunding
                                         Bonds (Shell Point Village Project), Series A, 5.50% due 11/15/2029           2,949
               BBB+     Baa2      1,000  Nassau County, Florida, PCR, Refunding (ITT Rayonier Inc. Project),
                                         6.25% due 6/01/2010                                                           1,050
               NR*      B1        2,260  Palm Bay, Florida, Lease Revenue Refunding Bonds (Florida Education
                                         and Research Foundation Project), Series A, 6.85% due 9/01/2013               2,222

Georgia--2.2%  A1       VMIG1++     500  Bartow County, Georgia, Development Authority, PCR, Refunding (Georgia
                                         Power Company Plant-Bowen Project), VRDN, 4.25% due 3/01/2024 (j)               500
               AAA      Aa2       3,250  Georgia State, HFA, S/F Mortgage Revenue Refunding Bonds, Series A,
                                         Sub-Series A-1, 6.125% due12/01/2015 (k)                                      3,460
Illinois       NR*      NR*         965  Beardstown, Illinois, IDR (Jefferson Smurfit Corp. Project), 8% due
--3.4%                                   10/01/2016                                                                    1,096
               AA-      Aa3       3,285  Illinois Development Finance Authority Revenue Bonds (Presbyterian Home
                                         Lake Project), Series B, 6.30% due 9/01/2022                                  3,622
               NR*      Baa1      1,250  Illinois Health Facilities Authority Revenue Bonds (Holy Cross Hospital
                                         Project), 6.70% due 3/01/2014                                                 1,359

Indiana--1.4%  AAA      Aaa       2,500  Indiana Municipal Power Agency, Power Supply System, Revenue Refunding
                                         Bonds, Series A, 5.30% due 1/01/2023 (a)                                      2,490

Louisiana      B-       NR*       4,000  Port New Orleans, Louisiana, IDR, Refunding (Continental Grain
--2.2%                                   Company Project), 6.50% due 1/01/2017                                         3,988

Maryland--1.8% NR*      NR*       3,000  Maryland State Energy Financing Administration, Limited Obligation
                                         Revenue Bonds (Cogeneration--AES Warrior Run), AMT, 7.40% due 9/01/2019       3,235

Massachusetts  NR*      Aaa       3,615  Massachusetts State, HFA, Refunding Bonds, RITR, 6.37% due
--3.2%                                   12/01/2028 (a)(e)                                                             3,772
               NR*      NR*       2,000  Massachusetts State Health and Educational Facilities Authority
                                         Revenue Bonds (Schepens Eye Research Project), Series A, 6.50% due
                                         7/01/2028                                                                     1,990

Michigan--2.0% AAA      Aaa       3,100  Michigan State Hospital Finance Authority, Revenue Refunding Bonds,
                                         INFLOS, 9.02% due 2/15/2022 (d)(e)                                            3,561

Mississippi    BBB-     Ba1       3,000  Mississippi Business Finance Corporation, Mississippi, PCR, Refunding
--2.5%                                   (System Energy Resources Inc. Project), 5.875% due 4/01/2022                  3,010
               NR*      NR*       1,400  Mississippi Development Bank, Special Obligation Revenue Refunding
                                         Bonds (Diamond Lakes Utilities), Series A, 6.25% due 12/01/2017               1,436
               NR*      P1          100  Perry County, Mississippi, PCR, Refunding (Leaf River Forest Project),
                                         VRDN, 4.25% due 3/01/2002 (j)                                                   100

Missouri--1.3% AAA      NR*       2,145  Missouri State Housing Development Commission, S/F Mortgage Revenue
                                         Bonds, Series C-1, 6.55% due 9/01/2028 (g)(h)                                 2,376

Nevada--0.9%   NR*      NR*       1,530  Reno-Sparks Convention and Vistors Authority, Nevada, Limited
                                         Obligation Revenue Refunding Bonds, 6.40% due 11/01/2003                      1,632

New Jersey                               New Jersey Health Care Facilities Financing Authority, Revenue
--4.3%                                   Refunding Bonds:
               BBB      Baa2      2,500    (Englewood Hospital and Medical Center), 6.75% due 7/01/2024                2,715
               BBB      Baa2      1,200    (St. Elizabeth Hospital Obligation Group), 6% due 7/01/2014                 1,245
               AAA      Aaa       3,700  New Jersey State Transportation, Trust Fund Authority Revenue Bonds
                                         (Transportation System), Series A, 5.125% due 12/15/2014 (a)                  3,812



Merrill Lynch Municipal Strategy Fund, Inc., April 30, 1999


SCHEDULE OF INVESTMENTS (concluded)                                                                            (in Thousands)
               S&P      Moody's   Face                                                                                Value
STATE          Ratings  Ratings  Amount  Issue                                                                      (Note 1a)
New Mexico                               Farmington, New Mexico, PCR, Refunding (Public Service Company--San
--3.3%                                   Juan Project):
               BB+      Ba1     $ 3,000    Series A, 6.30% due 12/01/2016                                           $  3,146
               BB+      Ba1       1,000    Series D, 6.375% due 4/01/2022                                              1,063
               AAA      NR*       1,770  New Mexico Mortgage Finance Authority, S/F Mortgage Revenue Bonds,
                                         AMT, Series E-2, 5.75% due 7/01/2029 (g)(h)(l)                                1,828

New York       AAA      Aaa       6,000  Long Island Power Authority, New York, Electric System Revenue
--10.7%                                  Bonds, Series A, 5.125% due 12/01/2022 (d)                                    5,988
               A-       A3        1,000  New York City, New York, GO, Refunding, Series F, 6% due 8/01/2013            1,086
               NR*      Aaa       3,000  New York City, New York, Municipal Water Finance Authority, Water
                                         and Sewer System Revenue Bonds, RITR, Series 11, 7.32% due 6/15/2026 (e)      3,469
               AAA      Aaa      10,000  Port Authority of New York and New Jersey, Consolidated Revenue Bonds,
                                         116th Series, 4.25% due 10/01/2026 (b)                                        8,712

North          AA       Aa2       1,840  North Carolina, HFA, S/F Revenue Bonds, Series II, 6.20% due
Carolina--1.1%                           3/01/2016 (k)                                                                 1,966

Ohio--6.9%     BBB      NR*       4,875  Dayton, Ohio, Special Facilities Revenue Refunding Bonds (Emery
                                         Air Freight), Series A, 5.625% due 2/01/2018                                  4,894
               NR*      Baa3      3,000  Franklin County, Ohio, Hospital Revenue Bonds (Doctors Ohio Health
                                         Corp.), Series A, 5.60% due 12/01/2028                                        2,928
               NR*      NR*       3,000  Ohio State, HFA, Mortgage Revenue Bonds, RITR, AMT, Series 15, 6.12% due
                                         9/01/2019 (d)(e)                                                              3,079
               NR*      NR*       1,400  Ohio State Higher Educational Facility, Commission Revenue Bonds
                                         (University of Findlay Project), 6.125% due 9/01/2016                         1,454

Oklahoma       AAA      NR*       1,650  Holdenville, Oklahoma, Industrial Authority, Correctional Facility
--1.1%                                   Revenue Bonds, 6.6% due 7/01/2006 (f)(i)                                      1,927

Oregon--2.7%   NR*      NR*       3,500  Klamath Falls, Oregon, Electric Revenue Refunding Bonds (Klamath
                                         Cogeneration Project), Senior Lien, 6% due 1/01/2025                          3,523
               NR*      Aa2       1,345  Oregon State Housing and Community Services Department, Mortgage
                                         Revenue Bonds (S/F Mortgage Program), AMT, Series E, 7.10% due 7/01/2014      1,435

Pennsylvania   NR*      NR*       1,750  Pennsylvania Economic Development Financing Authority, Exempt Facilities
--1.0%                                   Revenue Bonds (National Gypsum Company), AMT, Series A, 6.25% due
                                         11/01/2027                                                                    1,767

South          AAA      Aaa       1,000  Fairfield County, South Carolina, PCR (South Carolina Electric and
Carolina--0.6%                           Gas), 6.50% due 9/01/2014 (a)                                                 1,100

Tennessee      NR*      NR*       1,610  Hardeman County, Tennessee, Correctional Facilities Corporation
--1.0%                                   Revenue Bonds, 7.75% due 8/01/2017                                            1,800

Texas--0.1%    A1+      VMIG1++     200  Gulf Coast Waste Disposal Authority, Texas, PCR, Refunding (Amoco
                                         Oil Company Project), VRDN, 4.05% due 10/01/2017 (j)                            200

Utah--0.6%     NR*      NR*       1,000  Tooele County, Utah, PCR, Refunding (Laidlaw Environmental), AMT,
                                         Series A, 7.55% due 7/01/2027                                                 1,093

Virginia       NR*      NR*       1,500  Dulles Town Center Community Development Authority, Virginia, Special
--4.5%                                   Assessment Tax (Dulles Town Center Project), 6.25% due 3/01/2026              1,534
               AAA      NR*       1,810  Newport News, Virginia, Redevelopment and Housing Authority, Revenue
                                         Refunding Bonds, Series A, 5.85% due 12/20/2030 (h)                           1,908
               NR*      NR*       1,750  Peninsula Ports Authority, Virginia, Revenue Refunding Bonds (Port
                                         Facility-Zeigler Coal), 6.90% due 5/02/2022                                   1,750
                                         Pocahontas Parkway Association, Virginia, Toll Road Revenue Bonds:
               NR*      Ba1       6,200    First Tier, Sub-Series C, 6.25%** due 8/15/2031                               839
               BBB-     Baa3     11,600    Senior Series B, 5.906%** due 8/15/2029                                     1,997

               Total Investments (Cost--$172,239)--97.5%                                                             175,785

               Other Assets Less Liabilities--2.5%                                                                     4,524
                                                                                                                    --------
               Net Assets--100.0%                                                                                   $180,309
                                                                                                                    ========


            (a)MBIA Insured.
            (b)FGIC Insured.
            (c)AMBAC Insured.
            (d)FSA Insured.
            (e)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 1999.
            (f)Connie Lee Insured.
            (g)FNMA Collateralized.
            (h)GNMA Collateralized.
            (i)Prerefunded.
            (j)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 1999.
            (k)FHA Insured.
            (l)FHLMC Collateralized.
              *Not Rated.
             **Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
             ++Highest short-term rating by Moody's Investors Service, Inc.

               See Notes to Financial Statements.


Quality
Profile

The quality ratings of securities in the Fund as of April 30, 1999 were as follows:

                                        Percent of
S&P Rating/Moody's Rating               Net Assets

AAA/Aaa                                    42.8%
AA/Aa                                       6.7
A/A                                         3.0
BBB/Baa                                    13.7
BB/Ba                                       8.2
B/B                                         7.0
NR (Not Rated)                             15.6
Other++                                     0.5

[FN]
++Temporary investments in short-term municipal securities.


Merrill Lynch Municipal Strategy Fund, Inc., April 30, 1999


STATEMENT OF ASSETS, LIABILITIES AND CAPITAL
                    As of April 30, 1999
Assets:             Investments, at value (identified cost--$172,239,010) (Note 1a)                         $175,784,530
                    Cash                                                                                          52,854
                    Receivables:
                      Securities sold                                                      $  4,581,421
                      Interest                                                                2,686,958
                      Capital shares sold                                                       404,275        7,672,654
                                                                                           ------------
                    Deferred organization expenses (Note 1e)                                                      95,294
                    Prepaid registration fees and other assets (Note 1e)                                          36,913
                                                                                                            ------------
                    Total assets                                                                             183,642,245
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                    2,919,167
                      Dividends to shareholders (Note 1f)                                       170,536
                      Investment advisory fees (Note 2)                                          62,650
                      Administration fees (Note 2)                                               39,156        3,191,509
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       142,057
                                                                                                            ------------
                    Total liabilities                                                                          3,333,566
                                                                                                            ------------

Net Assets:         Net assets                                                                              $180,308,679
                                                                                                            ============

Capital:            Capital Stock (200,000,000 shares authorized) (Note 4):
                      Preferred Stock, par value $.10 per share (2,480 shares of AMPS*
                      issued and 2,320 shares outstanding at $25,000 per share
                      liquidation preference)                                                               $ 58,000,000
                      Common Stock, par value $.10 per share (11,585,091 shares
                      issued and outstanding)                                              $  1,158,509
                    Paid-in capital in excess of par                                        116,989,905
                    Undistributed investment income--net                                         20,656
                    Undistributed realized capital gains on investments--net                    594,089
                    Unrealized appreciation on investments--net                               3,545,520
                                                                                           ------------
                    Total--Equivalent to $10.56 net asset value per share of
                    Common Stock                                                                             122,308,679
                                                                                                            ------------
                    Total capital                                                                           $180,308,679
                                                                                                            ============

                   *Auction Market Preferred Stock.

                    See Notes to Financial Statements.


STATEMENT OF OPERATIONS
                    For the Six Months Ended April 30, 1999
Investment          Interest and amortization of premium and discount earned                                $  4,891,092
Income
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $    429,978
                    Administrative fees (Note 2)                                                214,989
                    Commission fees                                                              68,280
                    Printing and shareholder reports                                             62,292
                    Transfer agent fees                                                          57,893
                    Professional fees                                                            44,465
                    Listing fees                                                                 32,556
                    Registration fees                                                            32,505
                    Accounting services (Note 2)                                                 29,555
                    Amortization of organization expenses (Note 1e)                              29,486
                    Directors' fees and expenses                                                 12,742
                    Custodian fees                                                                8,869
                    Pricing fees                                                                  5,469
                    Other                                                                         8,018
                                                                                           ------------
                    Total expenses before reimbursement                                       1,037,097
                    Reimbursement of expenses (Note 2)                                          (85,996)
                                                                                           ------------
                    Total expenses after reimbursement                                                           951,101
                                                                                                            ------------
                    Investment income--net                                                                     3,939,991
                                                                                                            ------------

Realized &          Realized gain on investments--net                                                          1,176,817
Unrealized Gain     Change in unrealized appreciation on investments--net                                     (2,108,420)
(Loss) on                                                                                                   ------------
Investments--Net    Net Increase in Net Assets Resulting from Operations                                    $  3,008,388
(Notes 1b, 1d & 3):                                                                                         ============

                    See Notes to Financial Statements.


Merrill Lynch Municipal Strategy Fund, Inc., April 30, 1999


STATEMENTS OF CHANGES IN NET ASSETS
                                                                                           For the Six        For the
                                                                                           Months Ended      Year Ended
                                                                                            April 30,       October 31,
                    Increase (Decrease) in Net Assets:                                         1999             1998
Operations:         Investment income--net                                                 $  3,939,991     $  7,264,212
                    Realized gain on investments--net                                         1,176,817        3,377,592
                    Change in unrealized appreciation on investments--net                    (2,108,420)        (298,794)
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                      3,008,388       10,343,010
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Common Stock                                                           (3,361,143)      (5,962,701)
Shareholders          Preferred Stock                                                          (558,192)      (1,320,711)
(Note 1f):          Realized gain on investments--net:
                      Common Stock                                                           (2,910,041)      (1,715,643)
                      Preferred Stock                                                          (495,988)        (620,698)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                            (7,325,364)      (9,619,753)
                                                                                           ------------     ------------

Capital Stock       Proceeds from issuance of Preferred Stock                                10,000,000               --
Transactions        Net proceeds from issuance of Common Stock                               11,286,499       13,153,080
(Note 4):                                                                                  ------------     ------------
                    Net increase in net assets derived from capital stock
                    transactions                                                             21,286,499       13,153,080
                                                                                           ------------     ------------

Net Assets:         Total increase in net assets                                             16,969,523       13,876,337
                    Beginning of period                                                     163,339,156      149,462,819
                                                                                           ------------     ------------
                    End of period*                                                         $180,308,679     $163,339,156
                                                                                           ============     ============

                   *Undistributed investment income--net                                   $     20,656     $         --
                                                                                           ============     ============

                    See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS
                                                                                                              For the
                    The following per share data and ratios have                                               Period
                    been derived from information provided in the    For the Six                            November 3,
                    financial statements.                            Months Ended     For the Year Ended     1995++ to
                                                                      April 30,          October 31,        October 31,
                    Increase (Decrease) in Net Asset Value:              1999          1998         1997        1996
Per Share           Net asset value, beginning of period              $    10.96   $    10.87   $    10.17    $    10.00
Operating                                                             ----------   ----------   ----------    ----------
Performance:        Investment income--net                                   .36          .73          .75           .68
                                                                      ----------   ----------   ----------    ----------
                    Realized and unrealized gain (loss) on
                    investments--net                                        (.08)         .35          .70           .21
                                                                      ----------   ----------   ----------    ----------
                    Total from investment operations                         .28         1.08         1.45           .89
                                                                      ----------   ----------   ----------    ----------
                    Less dividends and distributions to
                    Common Stock shareholders:
                      Investment income--net                                (.31)        (.60)        (.59)         (.59)
                      Realized gain on investments--net                     (.27)        (.19)          --            --
                                                                      ----------   ----------   ----------    ----------
                    Total dividends and distributions to Common
                    Stock shareholders                                      (.58)        (.79)        (.59)         (.59)
                                                                      ----------   ----------   ----------    ----------
                    Effect of Preferred Stock activity:++++
                      Dividends and distributions to Preferred
                      Stock shareholders:
                          Investment income--net                            (.05)        (.13)        (.16)         (.09)
                          Realized gain on investments--net                 (.05)        (.07)          --            --
                      Capital charge resulting from issuance of
                      Preferred Stock                                         --           --           --          (.04)
                                                                      ----------   ----------   ----------    ----------
                    Total effect of Preferred Stock activity                (.10)        (.20)        (.16)         (.13)
                                                                      ----------   ----------   ----------    ----------
                    Net asset value, end of period                    $    10.56   $    10.96   $    10.87    $    10.17
                                                                      ==========   ==========   ==========    ==========

Total Investment    Based on net asset value per share                     1.71%+++     8.28%       13.08%         7.81%+++
Return:**                                                             ==========   ==========   ==========    ==========

Ratios to Average   Expenses, net of reimbursement                         1.11%*       1.12%         .96%          .53%*
Net Assets:***                                                        ==========   ==========   ==========    ==========
                    Expenses                                               1.21%*       1.25%        1.28%         1.26%*
                                                                      ==========   ==========   ==========    ==========
                    Investment income--net                                 4.58%*       4.61%        5.01%         5.40%*
                                                                      ==========   ==========   ==========    ==========

Supplemental        Net assets, net of Preferred Stock, end of
Data:               period (in thousands)                             $  122,309   $  115,339   $  101,463    $   83,573
                                                                      ==========   ==========   ==========    ==========
                    Preferred Stock outstanding, end of period
                    (in thousands)                                    $   58,000   $   48,000   $   48,000    $   38,000
                                                                      ==========   ==========   ==========    ==========
                    Portfolio turnover                                    78.42%      141.53%      144.34%       234.41%
                                                                      ==========   ==========   ==========    ==========

Leverage:           Asset coverage per $1,000                         $    3,109   $    3,403   $    3,114    $    3,199
                                                                      ==========   ==========   ==========    ==========

Dividends           Investment income--net                            $      241   $      533   $      897    $      564
Per Share on                                                          ==========   ==========   ==========    ==========
Preferred Stock
Outstanding:

                   *Annualized.
                  **Total investment returns exclude the effects of the contingent deferred sales charge, if any. The Fund is a continuously offered, closed-end fund, the shares of which are offered at net asset value.
                    Therefore, no separate market exists.
                 ***Do not reflect the effect of dividends to Preferred Stock shareholders.
                  ++Commencement of operations.
                ++++The Fund's Preferred Stock was initially issued on March 11,
                    1996.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


Merrill Lynch Municipal Strategy Fund, Inc., April 30, 1999


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Municipal Strategy Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a continuously offered, non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-counter- market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization and prepaid registration fees--Deferred organization expenses are amortized on a straight-line basis over a period not exceeding five years. In accordance with Statement of Position 98-5, any unamortized organization expenses will be expensed on the first day of the next fiscal year beginning after December 15, 1998. This charge will not have any material impact on the operations of the Fund. Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average daily net assets, including proceeds from the issuance of Preferred Stock. For the six months ended April 30, 1999, FAM earned fees of $429,978, of which $85,996 was voluntarily waived.

The Fund also has entered into an Administrative Services Agreement with FAM whereby FAM will receive a fee equal to an annual rate of 0.25% of the Fund's average daily net assets, in return for the performance of administrative services (other than investment advice and related porfolio activities) necessary for the operation of the Fund.

For the six months ended April 30, 1999, Merrill Lynch Funds
Distributor ("MLFD"), a division of Princeton Funds Distributor,
Inc. ("PFD"), earned early withdrawal charges of $27,316 relating to the tender of the Fund's shares.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, FDS, PFD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 1999 were $145,965,826 and $133,491,549, respectively.

Net realized gains for the the six months ended April 30, 1999 and net unrealized gains as of April 30, 1999 were as follows:


                                     Realized     Unrealized
                                      Gains         Gains

Long-term investments             $   897,517    $ 3,545,520
Financial futures contracts           279,300             --
                                  -----------    -----------
Total                             $ 1,176,817    $ 3,545,520
                                  ===========    ===========


As of April 30, 1999, net unrealized appreciation for Federal income tax purposes aggregated $3,545,520, of which $4,419,238 related to appreciated securities and $873,718 related to depreciated securities. The aggregate cost of investments at April 30, 1999 for Federal income tax purposes was $172,239,010.

4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Transactions in Common Stock were as follows:


For the Six Months Ended                            Dollar
April 30, 1999                        Shares        Amount

Shares sold                         1,434,885    $15,330,778
Shares issued to shareholders in
reinvestment of dividends and
distributions                         192,687      2,046,588
                                  -----------    -----------
Total issued                        1,627,572     17,377,366
Shares tendered                      (566,036)    (6,090,867)
                                  -----------    -----------
Net increase                        1,061,536    $11,286,499
                                  ===========    ===========


For the Year Ended                                  Dollar
October 31, 1998                      Shares        Amount

Shares sold                         2,294,432    $25,204,676
Shares issued to shareholders in
reinvestment of dividends and
distributions                         200,364      2,192,687
                                  -----------    -----------
Total issued                        2,494,796     27,397,363
Shares tendered                    (1,304,258)   (14,244,283)
                                  -----------    -----------
Net increase                        1,190,538    $13,153,080
                                  ===========    ===========


Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at April 30, 1999 was 3.25%.

In connection with the offering of AMPS, the Board of Directors reclassified 40,000 shares of unissued capital stock as AMPS. AMPS shares outstanding during the six months ended April 30, 1999 increased by 400 as a result of shares sold and during the year ended October 31, 1998 remained constant.

The Fund pays commissions to certain broker dealers at the end of each auction at an annual rate ranging from 0.25% to 1.00%, calculated on the proceeds of each auction. For the six months ended April 30, 1999, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $66,259 as commissions.



Merrill Lynch Municipal Strategy Fund, Inc., April 30, 1999


OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Arthur Zeikel, Director
Vincent R. Giordano, Senior Vice President
Robert A. DiMella, Vice President
Kenneth A. Jacob, Vice President
John M. Loffredo, Vice President
Donald C. Burke, Vice President and Treasurer
William E. Zitelli, Secretary


Gerald M. Richard, Treasurer of Merrill Lynch Municipal Strategy
Fund, Inc. has recently retired. His colleagues at Merrill Lynch
Asset Management, L.P. join the Fund's Board of Directors in wishing Mr. Richard well in his retirement.


Custodian
The Bank of New York
90 Washington Street
New York, NY 10286


Transfer Agent

Common Stock:
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

Preferred Stock:
IBJ Whitehall Bank & Trust Company
One State Street
New York, NY 10004